Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator International Developed Power Buffer ETF™ – February

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 1, 2024

January 31, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on January 31, 2025. The Fund will commence a new Outcome Period that will begin on February 1, 2025 and end on January 31, 2026. An investment in the Fund over the course of the Outcome Period will be subject to the Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator International Developed Power Buffer ETF™ – February	IFEB	Gross: 16.97% Net: 16.12%*	The Fund seeks to provide investors with returns that match the price return of the iShares MSCI EAFE ETF, up to the upside cap of 16.97% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of iShares MSCI EAFE ETF losses, over the period from February 1, 2025 to January 31, 2026.

*	Takes into account the Fund’s unitary management fee.

In connection with onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to new Outcome Period: February 1, 2025 through January 31, 2026.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference